SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC  20549

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

     Date of Report (date of earliest event reported)  September 16, 1996

                          BALCOR PENSION INVESTORS-IV
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                           Exact Name of Registrant


Illinois                                0-11699
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State or other jurisdiction             Commission file number

2355 Waukegan Road
Suite A200
Bannockburn, Illinois                   36-3202727
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Address of principal                    I.R.S. Employer
executive offices                       Identification
                                        Number

60015
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Zip Code


              Registrant's telephone number, including area code:
                                (847) 267-1600
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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS
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Glendale Fashion Center

In 1983, the Partnership funded a $6,374,300 loan evidenced by a promissory note in the amount of $10,000,000 and collateralized by a wrap-around mortgage on Glendale Fashion Center, Glendale, California. The Partnership obtained title to the property through foreclosure in 1994, subject to two first mortgage loans held by unaffiliated parties. One of the first mortgage loans was repaid in 1995 from Partnership funds in the amount of $618,684.

On October 10, 1996, the Partnership contracted to sell the property for a sale price of $11,500,000 to an unaffiliated party, Vestar Development Co., an Arizona corporation. The purchaser has deposited $10,000 into an escrow account as earnest money and is obligated to deposit an additional $290,000 upon completion of the purchaser's due diligence review. The remainder of the sale price will be payable in cash at closing, scheduled for January 15, 1997. As required by the agreement of sale, the Partnership is currently negotiating with the City of Glendale for a ground lease for the vacant land adjacent to the property for the construction and use of a parking garage facility. From the proceeds of the sale, the Partnership will repay the outstanding balance of the remaining first mortgage loan which is expected to be approximately $1,235,000 at closing and will pay a total of $287,500 as a brokerage commission to two unaffiliated parties, one of which is an affiliate of a party which provides property management services for other properties owned by the Partnership. The Partnership will receive the remaining proceeds of approximately $9,977,500, less closing costs. Of such proceeds, $500,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 6 months after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.


ITEM 5.  OTHER EVENTS
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(a) Palm View Apartments

In 1983, the Partnership funded a $3,244,581 loan evidenced by a promissory note in the amount of $6,700,000 and collateralized by a wrap-around mortgage on Palm View Apartments (formerly known as Timberlake Apartments), St. Petersburg, Florida. The Partnership obtained title to the property through foreclosure in 1990, subject to a first mortgage loan held by an unaffiliated party. The first mortgage loan was refinanced in 1993 with a new $2,866,013 first mortgage loan from an unaffiliated party. The Partnership received $15,104 in excess proceeds.

On September 17, 1996, the Partnership contracted to sell the property for a
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sale price of $6,500,000 to an unaffiliated party, Housing Systems,
Incorporated, a Georgia corporation. The purchaser has deposited $50,000 into an escrow account as earnest money. The remainder of the sale price will be payable in cash at closing, scheduled for November 20, 1996. From the proceeds of the sale, the Partnership will repay the outstanding balance of the first mortgage loan which is expected to be approximately $2,787,000 at closing. The Partnership will also pay $162,500 to an unaffiliated party as a brokerage commission and up to $81,250 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The Partnership will receive the remaining proceeds of approximately $3,469,000, less closing costs. Of such proceeds, $50,000 will be retained by the Partnership and will not be available for use or distribution by the Partnership until 90 days after closing. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for actual expenses incurred in connection with the sale.

Affiliates of the General Partner have simultaneously contracted to sell 4 other properties to the purchaser.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

(b)  Regency Club Apartments

As previously reported, on August 13, 1996, the Partnership contracted to sell Regency Club Apartments, Evansville, Indiana, to an unaffiliated party, New Plan Realty Trust, a Massachusetts business trust, for a sale price of $5,750,000. The sale closed on September 16, 1996. From the proceeds of the sale, the Partnership paid closing costs of $22,080, $129,375 as a brokerage commission to an unaffiliated party and $71,875 to an affiliate of the third party providing property management services for the property as a fee for
services rendered in connection with the sale of the property   The Partnership
received the remaining proceeds of $5,526,670. Of such proceeds, $250,000 is being retained by the Partnership and will not be available for use or distribution by the Partnership until 120 days after closing.

(c)  Pelican Pointe Apartments

As previously reported, on August 30, 1996, the Partnership contracted to sell
 Pelican Pointe Apartments, Pompano Beach, Florida, for a sale price of $9,000,000 to an unaffiliated party, David Morrow. On September 30, 1996, the Partnership and the purchaser agreed to reduce the sale price to $8,900,000. The purchaser has deposited into an escrow account an additional $150,000 in earnest money for a total of $200,000.

(d)  Colony Apartments

In 1983, the Partnership funded a $2,100,569 loan evidenced by a promissory note in the amount of $4,067,714 and collateralized by a wrap-around mortgage on the Colony Apartments, Chapel Hill, North Carolina. The Partnership obtained title to the property through foreclosure in 1990, subject to the existing first mortgage loan. The first mortgage loan was refinanced in 1993 with a new $3,465,000 first mortgage loan from an unaffiliated party. The Partnership received $1,554,105 in excess proceeds.
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On September 26, 1996, the Partnership contracted to sell the property for a sale price of $7,100,000 to an unaffiliated party, Colony Apartments Chapel Hill Limited Partnership, a Maryland limited partnership. The purchaser has deposited $100,000 into an escrow account as earnest money. The remainder of the sale price will be payable at closing, scheduled for the later of (i) three business days after receipt from the holder of the first mortgage loan of written approval to the sale of the property and the prepayment of the first mortgage loan or (ii) October 31, 1996. The purchaser has the option to extend the closing date to November 29, 1996 upon the deposit of an additional $50,000 in earnest money on or before October 25, 1996.

From the proceeds of the sale, the Partnership will repay the outstanding balance of the first mortgage loan, expected to be approximately $3,386,000 at closing. The Partnership will also pay $142,000 as a brokerage commission to an unaffiliated party and up to $88,750 to an affiliate of the third party providing property management services for the property as a fee for services rendered in connection with the sale of the property. The Partnership will receive the remaining proceeds of approximately $3,483,000, less closing costs. Neither the General Partner nor any affiliate will receive a brokerage commission in connection with the sale of the property. The General Partner will be reimbursed by the Partnership for its actual expenses incurred in connection with the sale.

The closing is subject to the satisfaction of numerous terms and conditions. There can be no assurance that all of the terms and conditions will be complied with and, therefore, it is possible the sale of the property may not occur.

(e)  Del Lago Apartments

As previously reported, on August 29, 1996, the Partnership contracted to sell Del Lago Apartments, Tampa, Florida, to an unaffiliated party, Alliance Holdings, L.L.C., an Illinois limited liability company, for a sale price of $3,100,000. Pursuant to a modification agreement dated October 2, 1996, the Partnership and the purchaser have agreed to reduce the purchase price to $2,800,000. The closing date has been extended to October 30, 1996. In addition, the purchaser has the option to further extend the closing date to December 30, 1996 upon written notice to the Partnership on or before October 25, 1996 and an additional deposit of $75,000 which amount is non-refundable in the event the sale does not close, except in the event of a default by the Partnership.
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
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     (A)  FINANCIAL STATEMENTS AND EXHIBITS:

            None

     (B)  PRO FORMA FINANCIAL INFORMATION:

            None

     (C)  EXHIBITS:

          (2) Agreement of Sale dated October 10, 1996 and attachment thereto relating to the sale of Glendale Fashion Center, Glendale, California.

          (99) (a) (i)   Agreement of Sale dated September 17, 1996 and
                         attachment thereto relating to the sale of Palm View
                         Apartments, St. Petersburg, Florida.

                   (ii) First Amendment to Agreement of Sale dated September 23, 1996 relating to the sale of Palm View Apartments, St. Petersburg, Florida.

                   (iii) Letter Agreement dated October 7, 1996 relating to the sale of Palm View Apartments, St. Petersburg, Florida.

               (b) First Amendment dated September 30, 1996 to Agreement of Sale relating to the sale of Pelican Pointe Apartments, Pompano Beach, Florida.

               (c) Agreement of Sale dated September 26, 1996 relating to the sale of Colony Apartments, Chapel Hill, North Carolina.

               (d) Modification Agreement dated October 2, 1996 relating to the sale of Del Lago Apartments, Tampa, Florida.

     No information is required under Items 1, 3, 4, 6 and 8 and these items have, therefore, been omitted.
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Signature
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     Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                         BALCOR PENSION INVESTORS-IV

                         By: Balcor Mortgage Advisors-III, an Illinois general partnership, its general partner

                         By: RGF-Balcor Associates-II, an Illinois general partnership, a partner

                         By:  The Balcor Company, a Delaware corporation,
                              a partner

                         By:  /s/ Jerry M. Ogle
                              ------------------------------------
                                  Jerry M. Ogle, Vice President
                                  and Secretary


Dated:  October 23, 1996
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